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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    January 20, 2005
                                                 ------------------------------


                         Parkvale Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)



Pennsylvania                             0-17411                25-1556590
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


4220 William Penn Highway, Monroeville, Pennsylvania                   15146
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   (412) 373-7200
                                                  -----------------------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          Attached as Exhibit 99.1 is an earnings release for the 6 months ended December 31, 2004. The Company reported net income for the quarter ended December 31, 2004, of $2.712 million compared to net income of $2.703 million for the quarter ended December 31, 2003. For the six months ended December 31, 2004, the Company reported net income of $5.3 million compared to net income of $5.1 million for the six months ended December 31, 2003. The information contained in this Report on form 8-K is furnished pursant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended except as shall be expressly set forth by specific refernce in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Not applicable.

          (b)      Not applicable.

          (c)      The following exhibits are included with this Report:

          Exhibit No.         Description
          -----------         -----------

          99.1                Press Release, dated January 20, 2005



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PARKVALE FINANCIAL CORPORATION


                                            By: /s/ Timothy G. Rubritz
                                                ------------------------------
                                                Name: Timothy G. Rubritz
                                                Title: Vice President and
                                                       Chief Financial Officer

Date: January 21, 2005